UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 1, 2006

Q COMM INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Utah
(State or other jurisdiction of incorporation)

001-31718	87-0674277
(Commission File Number)	(IRS Employer Identification No.)

510 East Technology Avenue, Building C Orem, Utah	84097
(Address of principal executive offices)	(Zip Code)

(801) 226-4222
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 1, 2006, Q Comm International, Inc. issued a press release to report its preliminary financial results for the quarter ended September 30, 2006. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The press release contains forward-looking statements regarding Q Comm International, Inc. and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated November 1, 2006 announcing Q Comm International, Inc.’s preliminary results for the quarter ended September 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2006	Q Comm International, Inc.

/s/ Mark W. Robinson
Mark W. Robinson
Chief Financial Officer

EXHIBIT LIST

Exhibit Number	Description

99.1	Press release dated November 1, 2006 announcing Q Comm International, Inc.’s preliminary results for the quarter ended September 30, 2006.